SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2005

                                Youbet.com, Inc.

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             (Exact name of registrant as specified in its charter)


   Delaware                         0-26015                       95-4627253
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(State or other                (Commission  File              (I.R.S. Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)



        5901 De Soto Avenue,
      Woodland Hills, California                             91367
   --------------------------------                      ------------
(Address of principal executive offices)                  (Zip Code)


                                 (818) 668-2100
                             -----------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.        Other Events.

Election of Directors

         On June 2, 2005, Youbet held its 2005 Annual Meeting of Stockholders. On June 3, 2005, Youbet issued a press release announcing that at the Annual Meeting two new directors, R. Douglas Donn and F. Jack Liebau were elected to serve as directors of Youbet. A copy of this press release is attached hereto as
Exhibit 99.1. At the Annual Meeting, Youbet's stockholders elected the following eight persons each to serve as a director of Youbet for a term of one year or until such director's successor is duly elected and qualified or until his earlier resignation or removal:

                               Charles F. Champion
                                David M. Marshall
                                  Gary Adelson
                                   James Edgar
                                 Joseph Barletta
                                 Robert Brierley
                                 R. Douglas Donn
                                 F. Jack Liebau

As disclosed in Youbet's proxy statement for the Annual Meeting (as filed with the Securities and Exchange Commission (the "SEC") on May 2, 2005), Youbet's Board of Directors has affirmatively determined that each of Messrs Adelson, Edgar, Barletta, Brierley, Donn and Liebau is "independent" as such term is defined in Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers (the "NASD").

Adoption of the Youbet.com Equity Incentive Plan

         At the Annual Meeting, Youbet's stockholders approved the adoption of the Youbet.com, Inc. Equity Incentive Plan, including the reservation of 750,000 additional shares of Youbet common stock for issuance under the Equity Incentive Plan.

Appointment of Committees of the Board of Directors

         A meeting of the Board of Directors also was held on June 2, 2005 after the conclusion of the Annual Meeting. At this meeting, Youbet's Board of Directors reconstituted the membership of each of the following committees of the Board of Directors:

         Audit Committee. The Audit Committee will consist of Mr. Brierley (Chairman), Mr. Barletta and Mr. Liebau. The Board of Directors has affirmatively determined that each of Messrs. Brierley, Barletta and Liebau are independent under the applicable rules of the SEC and the NASD and possesses the requisite understanding of financial statements such that they may sit on the Audit Committee. The Board of Directors has further determined that Mr. Brierley qualifies as an audit committee financial expert, as defined by SEC rules.

         Compensation Committee. The Compensation Committee will consist of Mr. Barletta (Chairman) and Mr. Donn.

         Nominating and Corporate Governance Committee. Nominating and Corporate Governance Committee will consist of Governor Edgar (Chairman) and Mr. Adelson, Mr. Barletta and Mr. Brierley.

         Each of the directors listed above will serve as a member of the committee to which such director has been appointed until such director's successor has been appointed and qualified or until his earlier resignation or removal.

Item 9.01.        Financial Statements and Exhibits.

         99.1     Press Release dated June 3, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   YOUBET.COM, INC.





Date:  June 6, 2005                By: /s/ Charles Champion
                                      ------------------------------------------
                                           Charles Champion
                                           President and Chief Executive Officer

                                                                    Exhibit 99.1


For Immediate Release:                                    Contact: Hud Englehart
                                                                 Beacon Advisors
                                                                    312-222-5801

                   Youbet shareholders elect two new directors
    Top racing executives from Gulfstream and Bay Meadows join Youbet Board

                  Woodland Hills, CA, June 6, 2005 - Youbet.com Inc. (NASDAQ:UBET) shareholders have elected R. Douglas Donn and F. Jack Liebau to serve on the company's Board of Directors. The two racing executives -- Donn was CEO of Gulfstream Park Racing Association for more than two decades and Liebau is currently President of Bay Meadows Racing Association - were elected to their seats at the Youbet.com annual shareholders meeting last week.

         With the addition of the two new Directors, Youbet's Board now has eight members, six of whom are "independent" according to the corporate governance rules of the Nasdaq Stock Market. Mr. Donn will serve on the Board's Compensation and Strategic Planning Committees. Mr. Liebau will be a member of the Audit Committee.

         Youbet shareholders also re-elected six incumbent directors: Chairman and CEO Charles F. Champion, Vice Chairman David M. Marshall and independent directors Gary Adelson, Joseph F. Barletta, Robert E. Brierley and former Illinois Governor James Edgar.

         Champion said that Donn and Liebau bring valuable track management and industry perspectives to the deliberations of the Youbet Board. "We carry signals from more than 150 racing venues in the U.S. and around the world," he said. "To maximize the potential of our advanced deposit wagering business, we have to align the needs of our customers with the products of our track partners.

         "The insights that we will gain from Doug and Jack will inform our track development programs and give our Board the benefit of the experience these two executives have acquired in three decades of successful racing management," Champion said.

         R. Douglas Donn retired in 2004 as Chairman of Gulfstream Racing Park Association in Florida, where he was President and Chief Executive Officer from 1978 to 2000. He was a founding director of the National Thoroughbred Racing Association. Currently, he serves as the Chairman of the Community Bank of Broward and is on the Board of Trustees of Nova Southeastern University, both in Florida.

         Donn has served as President of both the Hallandale, Florida and the Hollywood, Florida Chambers of Commerce, as the Vice Chair of the Broward Economic Development Board, and as a member of the board for a number of other civic and charitable organizations.

         F. Jack Liebau has served as the President of Bay Meadows Racing Association since July 2004. Previously, he was the President of California operations for Magna Entertainment Corporation where he served as President of Santa Anita Racecourse, Golden Gate Fields Racecourse and Bay Meadows Racecourse. He also served on Magna's Board of Directors from 2001 to 2004.

         From 1998 to 2004, Liebau served as the President of the Federation of California Racing Associations and as a director of CHRIMS - California Horse Racing Information Management Systems. He is the co-owner of Valley Creek Farm, a thoroughbred breeding farm. He has co-owned a number of graded stakes winners.

         Youbet.com is the largest Internet provider of thoroughbred, quarter horse and harness racing content in the United States as measured by handle data published by the Oregon Racing Commission. Members can watch and, in most states, wager on the widest variety of horse racing content available via Youbet.com's website. Members enjoy features that include commingled track pools, live audio/video, up-to-the-minute track information, real-time wagering information, phone wagering, race replays, simultaneous multi-race viewing and value-added handicapping products.

         Youbet.com is an official online wagering platform of Churchill Downs Incorporated and the Kentucky Derby. Founded in 1997, Youbet now is the horse race video source for ESPN.com's patented ESPN Motion. The company also is the exclusive provider of horse racing content for CBS SportsLine.com.

         Youbet.com operates TotalAccessSM, an Oregon-based hub for the acceptance and placement of wagers. The company's Players TrustSM revolutionized advanced deposit wagering by placing player deposits in the custody of a major U.S. financial institution. More information on Youbet.com can be found at www.youbet.com.

Forward Looking Statements

This press release contains certain forward-looking statements. Statements containing expressions such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend," "could," "would," "estimate," potential," "continue" or "pursue," or the negative or other variations thereof or comparable terminology used in Youbet's press releases and in its reports filed with the Securities and Exchange Commission are intended to identify forward-looking statements. These forward-looking statements, which are included in accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause Youbet's actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although Youbet believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations. From time to time, these risks, uncertainties and other factors are discussed in the Company's filings with the Securities and Exchange

Commission. Such factors include, without limitation, the following: the timely development and market acceptance of new products and technologies; our ability to secure financing on terms acceptable to us; our ability to control operating expenses; increased competition in the advance deposit wagering business; a decline in the public acceptance of wagering; wagering ceasing to be approved in jurisdictions where Youbet currently operates; the limitation, conditioning or suspension of any of Youbet's licenses; increases in or new taxes imposed on wagering revenues; loss or retirement of key executives; and a decline in the general economy. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. Youbet does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

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